                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (date of earliest event reported): MAY 8, 2002
                         Commission File Number: 0-29911


                           CALDERA INTERNATIONAL, INC.
     ----------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                 DELAWARE                                     87-0662823
     -------------------------------                     ------------------
     (State or other jurisdiction of                        (IRS Employer
     incorporation or organization)                      Identification No.)


               355 SOUTH 520 WEST
                  LINDON, UT                                    84042
     ----------------------------------------            ------------------
     (Address of Principal Executive Offices)                (Zip Code)


               Registrant's Telephone Number, Including Area Code:
                                 (801) 765-4999
                           ---------------------------


                                      N/A
     ----------------------------------------------------------------------
              (Former name, former address, and formal fiscal year,
                          if changed since last report)

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                ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNT


The Audit Committee of the Board of Directors of Caldera International, Inc. ("Caldera") annually considers and recommends to the Board the selection of Caldera's independent public accountants. Arthur Andersen LLP ("Andersen") has served as independent auditor of Caldera since 1998. In April 2002, the Audit Committee determined that it would be in the best interest of Caldera to solicit proposals from other independent audit firms. In making this decision the Audit Committee considered all of the relevant factors regarding Andersen's ability to continue to provide services to Caldera on an on-going basis. After an extensive process, the Company and the Audit Committee recommended to the Board that Andersen be dismissed and replaced with KPMG LLP ("KPMG") as Caldera's independent public accountant for the 2002 fiscal year. This recommendation was approved by Board action on May 8, 2002.

Andersen has issued unqualified or "clean" opinions for each of the two years ending October 31, 2000 and 2001. For the years ended October 31, 2000 and 2001, and through the current date, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Andersen, would have caused it to make reference to the subject matter of the disagreement in connection with its reports. Additionally, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

Caldera has provided a copy of the above disclosure to Andersen. Attached as
Exhibit 16.1 is a copy of Andersen's letter stating its agreement with the disclosure.

During the two years ended October 31, 2001, and through the current date, Caldera did not consult with KPMG on the application of accounting principles to a specific transaction, the type of opinion that may be rendered on Caldera's consolidated financial statements or any other matters as defined in Item 304(a)(2)(i) and (ii) of Regulation S-K. Caldera has provided a copy of the foregoing disclosure to KMPG and provided it with an opportunity to provide Caldera with new information or clarification it deems appropriate.


                                   SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: May 9, 2002                CALDERA INTERNATIONAL, INC.


                                  By /s/ Robert K. Bench
                                     -------------------------------------------
                                     Robert K. Bench
                                     (Chief Financial Officer
                                     Principal Financial and Accounting Officer)

                                       2
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                                  EXHIBIT INDEX

EXHIBIT   DESCRIPTION
------    -----------
 16.1     Letter from Arthur Andersen LLP regarding change in certifying accountant



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